UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2024

CRH public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-32846	98-0366809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Stonemason’s Way, Rathfarnham, Dublin 16, D16 KH51, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

+353 1 404 1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares of €0.32 each	CRH	New York Stock Exchange
6.40% Notes due 2033	CRH/33A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act ☐

Item 8.01	Other Events.

On January 24, 2024, CRH plc (the “Company”) issued an announcement regarding the submission of an application for its 5% Cumulative Preference Shares of €1.27 each to be admitted to trading on Euronext Growth Dublin and its intention to submit an application to cancel the listings on Euronext Dublin of its 5% Cumulative Preference Shares of €1.27 each and its 7% “A” Cumulative Preference Shares of €1.27 each.

A copy of the announcement is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that relate to future events and expectations, including those related to the Company’s expectations regarding the timing and approval of changes to the listing arrangements for its preference shares and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include all matters that are not historical facts or matters of fact at the date of this document and may generally, but not always, be identified by the use of words such as “will,” “intends,” “expects,” or similar expressions. By their nature, forward-looking statements involve risk and uncertainty and are not guarantees of future performance. Factors that could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements are discussed in the Company’s filings with the Securities and Exchange Commission, including under “Principal Risks and Uncertainties (Risk Factors)” in the Company’s 2022 Annual Report on Form 20-F. These forward-looking statements are made as of the date of this document, and the Company disclaims any obligation to publicly update these forward-looking statements other than as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Announcement of CRH plc, dated January 24, 2024

104	Cover Page Interactive Data File ** (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2024

CRH PLC

/s/ Neil Colgan
By:	Neil Colgan
Company Secretary